SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2004

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      333-100663-03                 55-0814017
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX, , N/A                         75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
               Mortgage Pass-Through Certificates, Series 2002-9

On January 25, 2004, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2002-9, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2002, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2002-9 relating to the distribution date of January 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of December 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2004


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2004


                             Payment Date: 01/25/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        76,308,763.06    5.750000%     3,764,470.33    365,646.16    4,130,116.49       0.00       0.00
                        1A2        21,004,007.37    5.750000%             0.00          0.00            0.00       0.00       0.00
                        1A3        74,411,220.00    5.750000%             0.00    356,553.76      356,553.76       0.00       0.00
Residual                1AR                 0.00    5.750000%             0.00          0.00            0.00       0.00       0.00
                        2A1        74,961,835.23    5.000000%     1,193,257.40    312,340.98    1,505,598.38       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          5,389,467.43    5.549314%         9,671.93     24,923.21       34,595.13       0.00       0.00
                        B2          2,053,037.07    5.549314%         3,684.38      9,494.12       13,178.50       0.00       0.00
                        B3          1,540,268.02    5.549314%         2,764.16      7,122.86        9,887.02       0.00       0.00
                        B4            769,643.79    5.549314%         1,381.20      3,559.16        4,940.36       0.00       0.00
                        B5            513,749.49    5.549314%           921.97      2,375.80        3,297.77       0.00       0.00
                        B6            770,472.33    5.549314%         1,382.68      3,562.99        4,945.68       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        257,722,463.80     -            4,977,534.06  1,085,579.04    6,063,113.10     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        72,544,292.73              0.00
                                1A2        21,104,651.57              0.00
                                1A3        74,411,220.00              0.00
Residual                        1AR                 0.00              0.00
                                2A1        73,768,577.83              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          5,379,795.50              0.00
                                B2          2,049,352.70              0.00
                                B3          1,537,503.86              0.00
                                B4            768,262.59              0.00
                                B5            512,827.51              0.00
                                B6            769,089.64              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        252,845,573.95     -
--------------------------------------------------------------------------------

                             Payment Date: 01/25/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    76,308,763.06     5.750000% 32051DSC7    13.550483      1.316170    261.128430
                           1A2    21,004,007.37     5.750000% 32051DSD5     0.000000      0.000000  1,064.064313
                           1A3    74,411,220.00     5.750000% 32051DSE3     0.000000      4.791667  1,000.000000
Residual                   1AR             0.00     5.750000% 32051DSF0     0.000000      0.000000      0.000000
                           2A1    74,961,835.23     5.000000% 32051DSG8     8.509045      2.227284    526.039176
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      5,389,467.43     5.549314% 32051DSH6     1.759492      4.533965    978.678462
                           B2      2,053,037.07     5.549314% 32051DSJ2     1.759492      4.533965    978.678462
                           B3      1,540,268.02     5.549314% 32051DSK9     1.759492      4.533965    978.678462
                           B4        769,643.79     5.549314% 32051DSL7     1.759492      4.533965    978.678462
                           B5        513,749.49     5.549314% 32051DSM5     1.759492      4.533965    978.678462
                           B6        770,472.33     5.549314% 32051DSN3     1.759488      4.533965    978.678498
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     257,722,463.80       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance       176,135,369.16    76,710,204.90             0.00
Loan count                    398              173                0
Avg loan rate           6.296198%        5.749652%        0.000000%
Prepay amount        3,488,866.09       899,558.78             0.00

                                           Total
                                           -----
Prin balance                 0.00   252,845,574.06
Loan count                      0              571
Avg loan rate           0.000000%             6.13
Prepay amount                0.00     4,388,424.87

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        35,451.54        15,723.02             0.00
Sub servicer fees       44,698.24        32,441.99             0.00
Trustee fees               599.36           259.72             0.00


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                                           Total
                                           -----
Master serv fees             0.00        51,174.56
Sub servicer fees            0.00        77,140.23
Trustee fees                 0.00           859.07


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard       2,908,253.70             0.00             0.00

                                           Total
                                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00     2,908,253.70


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.724983%           100.000000%            246,685,825.67
   -----------------------------------------------------------------------------
   Junior            4.275017%             0.000000%             11,016,831.81
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           3                 1,318,851.87
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             1                   378,357.19

Totals:                                 4                 1,697,209.06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                538,101.75
Current Total Outstanding Number of Loans:                                 1

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,063,113.10          6,063,113.10
Principal remittance amount            4,977,534.06          4,977,534.06
Interest remittance amount             1,085,579.04          1,085,579.04